UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2006

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 412-553-4707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On or after May 3, 2006, Alcoa Inc. will be issuing its 2005 Sustainability Highlights Report (the “Report”). A copy of the Report is attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K. The information in this Item 7.01, including Exhibit 99, will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an exhibit to this report:

99	Alcoa Inc. 2005 Sustainability Highlights Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Name:	Lawrence R. Purtell
Title:	Executive Vice President and General Counsel

Date: May 3, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99	Alcoa Inc. 2005 Sustainability Highlights Report.

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